Fees Summary	Sep. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	304.50
Total Offset Amount	304.50
Net Fee	$ 0.00